Second Quarter 2015
Earnings Conference Call
August 14, 2015
Creating sustainable food, feed and fuel
ingredients for a growing population
Randall C. Stuewe, Chairman and CEO
John O. Muse, EVP Chief Financial Officer
Exhibit 99.2

Safe Harbor Statement

Creating sustainable food, feed and fuel ingredients for a growing population
This presentation contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it.  These statements are identified by  words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,”
“planned,” “potential,” “continue,” “momentum,” and other words referring to events that may occur in the future.  These statements reflect Darling
Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements.  These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; unanticipated costs or operating problems related to the acquisition and integration of
Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; continued decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H5N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions;
risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations.
Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the
Company’s filings with the Securities and Exchange Commission.  Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

2015 Second Quarter Overview

•
Announced a stock repurchase program for up to $100 million of common stock
•
EBITDA sequentially improved, adjustments taking hold, even with continued deflationary commodities
•
Reported $105,537 million EBITDA
•
Strong performance by global gelatin business
•
Adjustments made to Food Segment taking hold
•
Global rendering turned in solid performance
•
Significant working capital improvement
•
SG&A reductions continue
•
CAPEX spending controlled and lowered for the year
•
Debt reduced by $70.0 million during quarter (includes $25 million dividend from DGD)
•
Foreign currency impact of $(1.0) million vs. Q1-2015
•
Continuing integration costs for systems and compliance amounted to $(1.2) million
•
Versus Q2-2014---
FX Adjusted EBITDA $120.9 million vs. $152.1 million
•
Foreign currency impact of $(14.2) million vs. Q2-2014
•
Canada Biodiesel impacted by lower RIN values and lower diesel prices
•
Global businesses continue to perform nicely in light of price volatility
•
Diamond Green Diesel (DGD) shipped over 44.6 million gallons of renewable diesel…
$.13 EPS if tax credit retroactive
•
Issued dividend of $25 million out of DGD in April; debt reduced in JV by $43 million
•
Anticipate second dividend in Q4
•
On plan to produce 160 million gallons for the year
•
Announced a stock repurchase program for up to $100 million of common stock
•
EBITDA sequentially improved, adjustments taking hold, even with continued deflationary commodities
•
Reported $105,537 million EBITDA
•
Strong performance by global gelatin business
•
Adjustments made to Food Segment taking hold
•
Global rendering turned in solid performance
•
Significant working capital improvement
•
SG&A reductions continue
•
CAPEX spending controlled and lowered for the year
•
Debt reduced by $70.0 million during quarter (includes $25 million dividend from DGD)
•
Foreign currency impact of $(1.0) million vs. Q1-2015
•
Continuing integration costs for systems and compliance amounted to $(1.2) million
•
Versus Q2-2014---
FX Adjusted EBITDA $120.9 million vs. $152.1 million
•
Foreign currency impact of $(14.2) million vs. Q2-2014
•
Canada Biodiesel impacted by lower RIN values and lower diesel prices
•
Global businesses continue to perform nicely in light of price volatility
•
Diamond Green Diesel (DGD) shipped over 44.6 million gallons of renewable diesel…
$.13 EPS if tax credit retroactive
•
Issued dividend of $25 million out of DGD in April; debt reduced in JV by $43 million
•
Anticipate second dividend in Q4
•
On plan to produce 160 million gallons for the year
Diamond Green Diesel
facility in Norco, LA
Creating sustainable food, feed and fuel ingredients for a growing population

Earnings Summary

Note: (1) The three months ended July 4, 2015 includes approximately $10.6 million write-off of deferred loan costs related to the retirement of the Euro
Term Loan B borrowings under the term B facility.
Creating sustainable food, feed and fuel ingredients for a growing population
July 4,
April 4,
June 28,
July 4,
June 28,
2015
2015
2014
2015
2014
Revenues
859,315
$
874,694
$
1,031,283
$
1,734,009
$
1,977,575
$
Gross profit
191,039
190,173
241,778
381,212
412,864
Selling, general and administrative expenses
84,294
86,631
94,630
170,925
184,663
Depreciation and amortization
66,245
66,398
67,498
132,643
133,167
Acquisition and integration costs
1,208
5,319
4,165
6,527
20,113
Interest expense
(1)
34,285
23,109
26,571
57,394
85,428
Foreign currency gain/(loss)
1,622
(2,460)
11
(838)
(13,803)
Other income/(expense), net
(1,199)
(509)
(887)
(1,708)
(2,025)
Equity in net income/(loss) of unconsolidated subsidiary
4,172
(1,808)
2,040
2,364
7,117
Income before taxes
9,602
3,939
50,078
13,541
(19,218)
Income tax expense/(benefit)
4,665
2,115
15,503
6,780
(2,787)
Net income/(loss)
4,937
1,824
34,575
6,761
(16,431)
Net (income)/loss attributable in minority interests
(1,857)
(1,715)
(1,818)
(3,572)
(3,615)
Net income/(loss) attributable to Darling
3,080
$
109
$
32,757
$
3,189
$
(20,046)
$
Earnings/(loss) per share (fully diluted)
0.02
$
-
$
0.20
$
0.02
$
(0.12)
$
Three Months Ended – Sequential and Year over Year
Six Months Ended - Year over Year

Adjusted EBITDA

(1) January
7,
2014
closed
on
VION
Ingredients,
thus
the
13th
week
would
be
revenue
adjusted
for
January
1,
2014
through
January
7,
2014
(2) Foreign currency exchange rates held constant for comparable quarters (USD/Euro 1.1267 rate April 4, 2015 quarter and USD/Euro 1.3744 June 28, 2014 quarter
(3) Darling's pro forma adjusted EBITDA (Non-GAAP)in the above table does not include the DGD Joint Venture adjusted EBITDA (Darling's share) if we had consolidated the DGD
Joint Venture
Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted EBITDA and Pro Forma Adjusted EBITDA
(US$ in thousands)
July 4,
April 4,
July 4,
June 28,
2015
2015
2015
2014
Net income/(loss) attributable to Darling
$               3,080
$
$
$              (20,046)
Depreciation and amortization
66,245
66,398
132,643
133,167
Interest expense
34,285
23,109
57,394
85,428
Income tax expense/(benefit)
4,665
2,115
6,780
(2,787)
Foreign currency (gain)/loss
(1,622)
2,460
838
13,803
Other expense/(income), net
1,199
509
1,708
2,025
Equity in net (income)/loss of unconsolidated subsidiaries
(4,172)
1,808
(2,364)
(7,117)
Net income attributable to noncontrolling interests
1,857
1,715
3,572
3,615
Adjusted EBITDA
$           105,537
$               98,223
$            203,760
$            208,088
Non-cash inventory step-up associated with VION Acquisition
49,803
Acquisition and integration-related expenses
1,208
5,319
6,527
20,113
Darling Ingredients International -
13th week
(1)
4,100
Pro Forma Adjusted EBITDA (Non-GAAP)
$           106,745
$           103,542
$           210,287
$           282,104
Foreign currency exchange impact
$                  924
$             27,137
–
Pro Forma Adjusted EBITDA to Foreign Currency (Non-GAAP)
(2)
$           107,669
$           103,542
$           237,424
$           282,104
DGD Joint Venture Adjusted EBITDA (Darling's Share)
(3)
$               7,909
$               2,346
$             10,255
$             14,975
Six Months Ended -
Year over Year
Three Months Ended -
Sequential
–
–
–
–
–
–
–
3,189
109

Balance Sheet Highlights and Debt Summary

Debt Summary
Balance Sheet Highlights
(US$, in thousands)
July 4, 2015
Amended Credit Agreement
Revolving Credit Facility
57,552
$
Term Loan A
295,370

Term Loan B
592,500

5.375% Senior Notes due 2022
500,000

4.750% Euro Senior Notes due 2022
571,521

Other Notes and Obligations
28,358

Total Debt:
2,045,301
$
(US$, in thousands)
July 4, 2015
Cash
126,360
$
Accounts receivable
368,434

Total Inventories
396,423

Net working capital
445,127

Net property, plant and equipment
1,515,573

Total assets
4,938,800
$
Total debt
2,045,301
$
Shareholders' equity
1,969,111
$
Creating sustainable food, feed and fuel ingredients for a growing population

11
12
13
14
15
Q3
2014
Q4
2014
Q1
2015
Q2
2015
LTM EBITDA Margin
Feed Segment
Operational Highlights
7
•
Global rendering making necessary adjustments
•
Volumes seasonally declined
•
Europe and Canada both steady
•
USA formulas lagging somewhat due to declining fat and
compressing feed grade/pet food premiums
•
UCO  business made adjustments and showing signs of
improvement
•
Bakery showed small improvement, with more expected
•
TRS, Nature Safe and our Premium Proteins businesses
all had improved performances
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
EBITDA Bridge Q1 2015 to Q2 2015
(millions)
$75.5
($4.7)
($11.7)
$17.7
($0.8)
($0.1)
$76.0
$75.9
$40
$50
$60
$70
$80
EBITDA
Q1 2015
Price/
Yield
Volumes
Cost of
Sales
Other
Adjusted
EBITDA
Q2 2015
FX
Impact
EBITDA
Q2 2015
US$ and metric tons
(millions)
Q1
2015
Q2
2015
Delta %
Q1 to Q2
Revenue
$547.5
$529.4
-3.3%
Gross Margin
123.5
124.5
0.8%
Gross Margin %
22.6%
23.5%
Operating Income
35.4
35.4
0.0%
EBITDA
75.5
75.9
0.5%
EBITDA/Revenue
13.8%
14.3%
Raw Material Processed
(million metric tons)
1.87
1.83
-1.95%
13.9%
12.6%
13.8%
14.3%
Creating sustainable food, feed and fuel ingredients for a growing population

Nearby Malaysia Palm Oil Futures ($/MT)
Nearby CBOT Soybean Oil Futures (cents/lb.)
Nearby CBOT Corn Futures (cents/bu.)
Nearby CBOT Soybean Meal Futures ($/ton)
Source: Chicago Board of Trade (CBOT)
Creating sustainable food, feed and fuel ingredients for a growing population

Jacobsen, Wall Street Journal and Thomson Reuters Historical Pricing

2015
Average Jacobsen Prices (USD)
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
BFT - Chicago Renderer / cwt
$29.16
$29.14
$30.53
$29.66
$28.69
$28.95
$29.91
$29.18
YG - IL  / cwt
$24.54
$24.34
$24.81
$24.58
$22.36
$22.84
$24.50
$23.24
MBM - IL / ton
$402.13
$375.53
$377.95
$385.12
$387.02
$359.75
$304.20
$348.88
Feed Grade PM - Mid South / ton
$466.00
$460.26
$468.18
$465.00
$487.14
$427.25
$370.91
$426.94
Pet Food PM - Mid South / ton
$712.50
$629.61
$625.00
$655.12
$607.74
$520.00
$446.59
$521.50
Feathermeal - Mid South / ton
$538.63
$460.39
$565.00
$523.77
$579.17
$491.75
$430.57
$499.13
2015
Average Wall Street Journal Prices (USD)
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
Corn - Track Cental IL #2 Yellow / bushel
$3.65
$3.68
$3.66
$3.66
$3.55
$3.48
$3.49
$3.51
2015
Average Thomson Reuters Prices (USD)
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
Palm oil - CIF Rotterdam / metric ton
$619
$698
$652
$656
$645
$653
$651
$650
Soy meal - CIF Rotterdam / metric ton
$456
$442
$410
$436
$403
$392
$393
$396
Creating sustainable food, feed and fuel ingredients for a growing population
QTR. Over QTR.
Year Over Year
Comparison
Q1-2015
Q2-2015
%
Q2-2014
Q2-2015
%
Average Jacobsen Prices (USD)
Avg.
Avg.
Change
Avg.
Avg.
Change
BFT -
Chicago Renderer / cwt
$29.66
$29.18
-1.6%
$42.49
$29.18
-31.3%
YG -
IL  / cwt
$24.58
$23.24
-5.5%
$33.68
$23.24
-31.0%
MBM -
IL / ton
$385.12
$348.88
-9.4%
$530.63
$348.88
-34.3%
Feed Grade PM -
Mid South / ton
$465.00
$426.94
-8.2%
$603.68
$426.94
-29.3%
Pet Food PM -
Mid South / ton
$655.12
$521.50
-20.4%
$818.34
$521.50
-36.3%
Feathermeal -
Mid South / ton
$523.77
$499.13
-4.7%
$702.98
$499.13
-29.0%
Average Wall Street Journal Prices (USD)
Corn -
Track Cental IL #2 Yellow / bushel
$3.66
$3.51
-4.1%
$4.66
$3.51
-24.7%
Average Thomson Reuters Prices (USD)
Palm oil -
CIF Rotterdam / metric ton
$656
$650
-0.9%
$872
$650
-25.5%
Soy meal -
CIF Rotterdam / metric ton
$436
$396
-9.2%
$566
$396
-30.0%

Operational Highlights
Food Segment

•
Rousselot performance strong globally
especially in China
•
Inventories and working capital improved
•
Adjustments made in Edible fat refining
business
•
CTH struggled with border closure in Asia
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
EBITDA Bridge Q1 2015 to Q2 2015
(millions)
$28.0
$10.2
$10.0
($12.0)
$33.1
$32.3
($3.1)
($0.8)
$10
$15
$20
$25
$30
$35
$40
$45
$50
EBITDA
Q1 2015
Price/
Yield
Volumes
Cost of
Sales
Other
Adjusted
EBITDA
Q2 2015
FX
Impact
EBITDA
Q2 2015
10.8%
9.7%
10.4%
11.4%
US$ and metric tons
(millions)
Q1
2015
Q2
2015
Delta %
Q1 to Q2
Revenue
270.2
283.4
4.9%
Gross Margin
53.5
60.2
12.5%
Gross Margin %
19.8%
21.2%
Operating Income
10.8
15.5
43.5%
EBITDA
28.0
32.3
15.4%
EBITDA/Revenue
10.4%
11.4%
Raw Material Processed
(million metric tons)
0.27
0.28
6.95%
8
9
10
11
12
Q3
2014
Q4
2014
Q1
2015
Q2
2015
LTM EBITDA Margin
Creating sustainable food, feed and fuel ingredients for a growing population

Operational Highlights
Fuel Segment
•
Canada biodiesel continues to struggle losing $1.6 mm
EBITDA during the 2
nd
quarter of fiscal 2015
•
Rendac and Ecoson steady
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
Note:
Assuming
the
$1.00/gallon
biodiesel
tax
credit
is
reinstated
for
2015
the
Q2
EBITDA
for
Darling’s
share
of
DGD
would
have
been
approximately
$30.2
million.
This
includes
a
$1.00/gallon
per
44.6
million
gallons
shipped
of
renewable
diesel
in
2Q
2015.
Although
the
Company
remains
optimistic,
there
can
be
no
assurance
the
tax
credit
will
be
reinstated.
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Q1
2015
Q2
2015
Delta %
Q1 to Q2
EBITDA (Darling's share)
2.3
7.9
243.5%
Gallons Produced
37.5
41.9
11.7%
•
DGD performed as anticipated
$9.1
($8.8)
($1.9)
$3.3
$7.0
($0.1)
$8.7
$8.6
-$2
$2
$6
$10
EBITDA
Q1 2015
Price/
Yield
Volumes
Cost of
Sales
Other
Adjusted
EBITDA
Q2 2015
FX
Impact
EBITDA
Q2 2015
EBITDA Bridge Q1 2015 to Q2 2015
(millions)
*Excludes raw material processed at the DGD joint venture.
US$ and metric tons
(millions)
Q1
2015
Q2
2015
Delta %
Q1 to Q2
Revenue
57.0
46.5
-18.4%
Gross Margin
13.2
6.3
-52.3%
Gross Margin %
23.1%
13.5%
Operating Income
2.5
2.0
-20.0%
EBITDA
9.1
8.6
-5.5%
EBITDA/Revenue
16.0%
18.5%
Raw Material Processed *
(million metric tons)
0.30
0.29
-4.72%
16.4%
23.4%
16.0%
18.5%
0
5
10
15
20
25
Q3
2014
Q4
2014
Q1
2015
Q2
2015
LTM EBITDA Margin
Creating sustainable food, feed and fuel ingredients for a growing population

Foreign Currency Impact
o
The U.S. dollar has strengthened against most of the functional currencies used by the
Company’s non-domestic operations.
o
Using actual results for fiscal year 2014 and comparing the yearly average rates to the average rates for the first six months of 2015, the impact of the strengthened dollar would result in an annual decrease in net sales and operating cash flow of approximately $355 million
and approximately $37 million, respectively if the same amount of non-domestic operations were attained in fiscal 2015.
o
The U.S. dollar continues to strengthen at the timing of this filing. The impact is mainly affected by the drop in the Euro in comparison to the U.S. dollar.
o
The U.S. dollar has strengthened against most of the functional currencies used by the
Company’s non-domestic operations.
o
Using actual results for fiscal year 2014 and comparing the yearly average rates to the average rates for the first six months of 2015, the impact of the strengthened dollar would result in an annual decrease in net sales and operating cash flow of approximately $355 million
and approximately $37 million, respectively if the same amount of non-domestic operations were attained in fiscal 2015.
o
The U.S. dollar continues to strengthen at the timing of this filing. The impact is mainly affected by the drop in the Euro in comparison to the U.S. dollar.
Assumptions:
12
Exchange Rate:
Avg. 2014
Avg. Q1 2015
Avg. Q2 2015
Avg. YTD 2015
Euro/USD
1.32704
1.126696
1.105606
1.115042
CAD/USD
0.90446
0.803378
0.813084
0.808476
Creating sustainable food, feed and fuel ingredients for a growing population

13 Appendix – Additional Information

Adjusted (Non-GAAP) Diluted EPS

Note: Adjustments to diluted earnings per share of acquisition related items are net of tax. Calculations of all adjustment tax amounts were at the applicable effective tax rate for the period, except for discrete items in fiscal 2015, fiscal 2014 and fiscal 2013. The  effective tax rate used for calculating Non-GAAP Adjusted EPS in the above table for the years ended January 3, 2015, December 28, 2013 and December 29, 2012
was 37.1%, 38.5% and 36.8%, respectively.  The effective tax rate used for calculating Non-GAAP adjusted EPS for three months ended July
4, 2015 and June 28, 2014 was 45.4% and 28.7%, respectively.
Creating sustainable food, feed and fuel ingredients for a growing population
July 4,
June 28,
January 3,
December 28,
December 29,
2015
2014
2015
2013
2012
Reported Earnings Per Share (fully diluted)
0.02
$
$            0.20
$          0.39
$             0.91
$             1.11
Adjustments:
Non-cash inventory step-up associated with VION Acquisition
0.02
0.19
Acquisition and integration costs
0.02
0.13
0.13
Amortization of intangibles
0.07
0.09
0.32
0.16
0.15
Bridge financing
0.07
Redemption premium on 8.5% Senior Notes and write off deferred loan costs
0.12
Write-off deferred loan costs euro term loan B
0.04
Foreign currency price risk VION Acquisition
0.05
(0.14)
Adjusted diluted earnings per share attributable to Darling (Non-GAAP)
$           0.13
$            0.33
$          1.20
$             1.13
$             1.26
Weighted average shares of common stock outstanding (in millions)
165,298
165,097
165,059
119,924
118,089
Three Months Ended
Fiscal Year Ended
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–
–

Feed Ingredients Segment

       Fats
Used
Cooking Oil
Proteins
Bakery
Other
Total
Net Sales Second Quarter 2014
165.9
$
58.3
$
251.9
$
59.4
$
86.6
$
622.1
$
Changes:
Increase in sales volumes
12.3

1.4

12.0

12.9

-

38.6

Decrease in finished good prices
(32.1)

(16.3)

(34.4)

(18.0)

-

(100.8)

Decrease due to currency exchange rate
(6.2)

(0.3)

(19.6)

-

(9.9)

(36.0)

Other change
-

-

-

-

5.5

5.5

Total Change:
(26.0)
$
(15.2)
$
(42.0)
$
(5.1)
$
(4.4)
$
(92.7)
$
Net Sales Second Quarter 2015
139.9
$
43.1
$
209.9
$
54.3
$
82.2
$
529.4
$
       Fats
Used
Cooking Oil
Proteins
Bakery
Other
Total
Net Sales First Quarter 2014
157.0
$
44.8
$
233.2
$
54.2
$
96.9
$
586.1
$
Changes:
Increase in sales volumes
10.1

0.9

7.0

10.9

-

28.9

Decrease in finished good prices
(13.8)

(9.2)

(3.1)

(11.3)

-

(37.4)

Decrease due to currency exchange rate
(6.6)

(0.4)

(17.1)

-

(10.4)

(34.5)

Other change
-

-

-

-

4.4

4.4

Total Change:
(10.3)
$
(8.7)
$
(13.2)
$
(0.4)
$
(6.0)
$
(38.6)
$
Net Sales First Quarter 2015
146.7
$
36.1
$
220.0
$
53.8
$
90.9
$
547.5
$
Creating sustainable food, feed and fuel ingredients for a growing population
Change in Net Sales –
1Q14 to 1Q15
Change in Net Sales –
2Q14 to 2Q15
Change in Net Sales  - Three Months Ended

Feed Ingredients Segment

       Fats
Proteins
Bakery
Other
Total
Net Sales YTD Second Quarter 2014
322.9
$
103.1
$
485.1
$
113.6
$
183.5
$
1,208.2
$
Changes:
Increase in sales volumes
22.4

2.3

19.0

23.8

-

67.5

Decrease in finished good prices
(45.9)

(25.5)

(37.5)

(29.3)

-

(138.2)

Decrease due to currency exchange rates
(12.8)

(0.7)

(36.7)

-

(20.3)

(70.5)

Other change
-

-

-

-

9.9

9.9

Total Change:
(36.3)
$
(23.9)
$
(55.2)
$
(5.5)
$
(10.4)
$
(131.3)
$
Net Sales YTD Second Quarter 2015
286.6
$
79.2
$
429.9
$
108.1
$
173.1
$
1,076.9
$
Creating sustainable food, feed and fuel ingredients for a growing population
Change in YTD Net Sales
2Q14 to 2Q15
Change in Net Sales – Six Months Ended
Used
Cooking Oil

(1)
Has
impact
of
inventory
step-up
in
1
and
2
quarter.
(2)
Exclusive
of
non-cash
inventory
step-up
and
Darling
Ingredients
International
13
week.
(3)
Raw material process volumes have been adjusted to include additional blending materials.
17
(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
•
Rendering weekly raw
material volumes up globally;
extra processing week in Q4
2014
•
Rendering margins improved
in light of continued price
erosion in fats
•
Bakery Feeds business
challenged by lower corn
markets and expansion
demands from acquisition
•
USA Restaurant Services
business showed strong
volume with additional
adjustments forthcoming
Q1 Operational Highlights
Feed Segment
US$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Revenue (A)
$586.1
$622.1
$607.3
$606.0
$2,421.5
$547.5
Gross Margin (1)
142.5
165.4
132.5
132.5
572.9
123.5
Gross Margin %  (1)
24.3%
26.6%
21.8%
21.9%
23.7%
22.6%
Operating Income (2)
37.5
74.7
46.4
33.6
192.2
35.4
Adjusted Operating Income (1)
52.4
76.2
46.4
33.6
208.6
35.4
EBITDA (2)
76.1
114.6
84.2
76.4
351.3
75.5
Adjusted EBITDA (1)
90.9
116.1
84.2
76.4
367.6
75.5
Adjusted EBITDA/Revenue
15.5%
18.7%
13.9%
12.6%
15.2%
13.8%
Raw Material Processed (3)
(millions of metric tons)
1.73
1.73
1.73
1.92
7.11
1.87
Creating sustainable food, feed and fuel ingredients for a growing population st
nd
th

Food Segment

(1)
Has
impact
of
inventory
step-up
in
1
and
2
quarter.
(2)
Exclusive
of
non-cash
inventory
step-up
and
Darling
Ingredients
International
13
week.
(3)
Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.
(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Revenue (A)
293.5
$
331.4
$
301.4
$
322.0
$
1,248.3
$
270.2
$
Gross Margin (1)
62.3
65.3
64.2
63.4
255.2
53.5
Gross Margin % (1)
21.2%
19.7%
21.3%
19.7%
20.4%
19.8%
Operating Income/(Loss)
(2)
(12.1)
11.3
14.0
13.7
26.9
10.8
Adjusted Operating Income (1)
19.8
14.7
14.0
13.7
62.2
10.8
EBITDA (2)
5.3
30.9
32.6
31.4
100.2
28.0
Adjusted EBITDA
(1)
38.3
34.3
32.6
31.4
136.6
28.0
Adjusted EBITDA/Revenue
13.0%
10.4%
10.8%
9.7%
10.9%
10.4%
Raw Material Processed
(millions of metric tons)
0.25
(3)
0.27
0.26
0.28
1.06
0.27
•
Rousselot performance
steady
•
Weekly raw material
volumes up; extra
processing week in Q4 2014
•
Edible fat melting margins
under pressure.  Russian
border closure putting
additional supplies to
market.
•
CTH improving
•
Operating delta is FX impact
1Q Operational Highlights
Creating sustainable food, feed and fuel ingredients for a growing population st
nd
th

(1)
Has impact of inventory step-up in 1st quarter.
(2)
Exclusive of non-cash inventory step-up and Darling Ingredients Int'l 13th week.
(3)
Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.
(A)  Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Revenue
$66.7
$77.7
$70.0
$72.2
$286.6
$57.0
Gross Margin
15.3
15.9
17.8
10.0
59.0
13.2
Gross Margin %
21.1%
20.5%
25.4%
13.9%
20.6%
23.1%
Operating Income
(2)
2.3
5.2
2.8
10.9
21.2
2.5
Adjusted Operating Income
(1)
3.5
5.2
2.8
10.9
22.4
2.5
EBITDA
(2)
9.7
11.1
11.5
16.9
49.2
9.1
Adjusted EBITDA
(1)
10.9
11.1
11.5
16.9
50.4
9.1
Adjusted EBITDA/Revenue
16.3%
14.3%
16.4%
23.4%
17.6%
16.0%
Raw Material Processed *
(millions of metric tons)
0.23
(3)
0.24
0.26
0.33
1.07
0.30
*Excludes raw material processed at the DGD joint venture.
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
EBITDA (Darling's share)
$9.1
$5.9
$2.9
$63.7
$81.6
$2.3
•
Ecoson delivering solid results,
improving margins
•
Rendac volumes moderated
compared to Q4 some margin
compression with lower crude oil
•
Weekly raw material volumes up,
extra processing week in Q4
2014
•
Variance is energy credits
received in Q4
1Q Operational Highlights
Note:
Assuming the $1.00/gallon biodiesel tax credit is
reinstated for 2015 the Q1 EBITDA for Darling’s
share of DGD would have been approximately
$17.3 million. This includes a $1.00/gallon per
34.6 million gallons shipped of renewable diesel in
1Q 2015.
Note:
Assuming the $1.00/gallon biodiesel tax credit is
reinstated for 2015 the Q1 EBITDA for Darling’s
share of DGD would have been approximately
$17.3 million. This includes a $1.00/gallon per
34.6 million gallons shipped of renewable diesel in
1Q 2015.
Fuel Segment
Creating sustainable food, feed and fuel ingredients for a growing population

Process
USA
Canada
Europe
China
S. America
Australia
Total:
Rendering - (C3 By-products & UCO)
93
5
18
116
Bakery
11
11
Used Cooking Oil processing only
8
1
9
Disposal Rendering - (C1 & C2)
6
6
Food Grade Fat Processing
5
5
Blood Processing
1
4
5
1
11
Bone Processing
2
2
Bio Diesel
1
1
2
Renewable Diesel
1
1
Gelatin
2
4
4
3
13
Casings
4
1
5
Environmental Services
4
1
5
Fertilizer
1
1
Petfood
1
1
2
Hides
3
3
6
126
6
49
10
3
1
195
Under Construction:
   Rendering
2
   Pet Food
2
   Bakery
1
Locations by Continent and Process
European categories for rendering of animal by-products:
• C3 –
food-grade material, for food and feed products
• C2 –
unfit for food or animal feed, can be used as fertilizer
• C1 –
must be destroyed; used to generate green energy
*
Note: List excludes administrative and dedicated sales offices.

*Includes transfer stations and blending
Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance and is not intended to be a presentation in accordance with GAAP. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of
Adjusted EBITDA generally eliminates the effects of financing income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance.
As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. However, Adjusted EBITDA is not a recognized measurement under GAAP, should not be considered as an alternative to net
income
as
a
measure
of
operating
results
or
to
cash
flow
as
a
measure
of
liquidity,
and
is
not
intended
to
be
a
presentation
in
accordance with GAAP. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes that were outstanding at July 4, 2015. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes,
as those definitions permit further adjustments to reflect certain other non-recurring costs and non-cash charges.
In addition, the Company’s management used adjusted diluted earnings per share as a measure of earnings due to the significant merger and acquisition activity of the Company. However, adjusted earnings per share is not a recognized measurement under
GAAP and should not be considered as an alternative to diluted earnings per share presented in accordance with GAAP. Adjusted diluted earnings per share is defined as adjusted net income attributable to Darling divided by the weighted average shares of diluted common stock. Adjusted net income attributable to Darling is defined as a reconciliation of net income attributable to Darling, net of tax (i) adjusted for net of tax acquisition and integration costs related to merger and acquisitions, (ii) net of tax amortization of acquisition related intangibles and (iii) net of tax certain non-recurring items that are not part of normal operations. This measure is solely
for
the
purpose
of
calculating
adjusted
diluted
earnings
per
share
and
is
not
intended
to
be
a
substitute
of
presentation
in
accordance with GAAP.
Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance and is not intended to be a presentation in accordance with GAAP. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of
Adjusted EBITDA generally eliminates the effects of financing income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance.
As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. However, Adjusted EBITDA is not a recognized measurement under GAAP, should not be considered as an alternative to net
income
as
a
measure
of
operating
results
or
to
cash
flow
as
a
measure
of
liquidity,
and
is
not
intended
to
be
a
presentation
in
accordance with GAAP. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes that were outstanding at July 4, 2015. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes,
as those definitions permit further adjustments to reflect certain other non-recurring costs and non-cash charges.
In addition, the Company’s management used adjusted diluted earnings per share as a measure of earnings due to the significant merger and acquisition activity of the Company. However, adjusted earnings per share is not a recognized measurement under
GAAP and should not be considered as an alternative to diluted earnings per share presented in accordance with GAAP. Adjusted diluted earnings per share is defined as adjusted net income attributable to Darling divided by the weighted average shares of diluted common stock. Adjusted net income attributable to Darling is defined as a reconciliation of net income attributable to Darling, net of tax (i) adjusted for net of tax acquisition and integration costs related to merger and acquisitions, (ii) net of tax amortization of acquisition related intangibles and (iii) net of tax certain non-recurring items that are not part of normal operations. This measure is solely
for
the
purpose
of
calculating
adjusted
diluted
earnings
per
share
and
is
not
intended
to
be
a
substitute
of
presentation
in
accordance with GAAP.
Non-U.S. GAAP Measures
21